UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2019

Mellanox Technologies, Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel

(Address of principal executive offices)

20692

(Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 10, 2019, Mellanox Technologies, Ltd., a company organized under the laws of the State of Israel (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NVIDIA Corporation, a Delaware corporation (“NVIDIA”), NVIDIA International Holdings, Inc., a Delaware corporation and wholly owned subsidiary of NVIDIA (“Parent”) and Teal Barvaz Ltd., a wholly owned subsidiary of Parent organized under the laws of the State of Israel and wholly owned subsidiary of Parent (“Merger Sub”). NVIDIA has agreed to guarantee the payment and performance obligations of Parent under the Merger Agreement. The Merger Agreement and the Merger (as defined below) have been approved by the boards of directors of the Company, NVIDIA, Parent and Merger Sub.

Structure. The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”) in accordance with Sections 314-327 of the Companies Law 5759-1999 of the State of Israel, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Consideration. At the effective time of the Merger (the “Effective Time”), each ordinary share, par value NIS 0.0175 per share, of the Company (a “Company Share”) issued and outstanding immediately prior to the Effective Time, other than any shares owned by the Company, Parent and their respective subsidiaries or any shares held in the Company’s treasury, will be deemed to have been transferred to the Parent in exchange for the right to receive $125.00 in cash, without interest and subject to applicable withholding taxes (the “Per Share Merger Consideration”).

Effect on Company Equity Awards. At the Effective Time:

•

each option to purchase Company Shares that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash amount equal to the product of the number of Company Shares subject to such option, and the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price for such option;

•

each Company restricted share unit award (a “Company RSU”) that is outstanding immediately prior to the Effective Time and either (i) has fully vested immediately prior to the Effective Time but has not yet been settled in Company Shares or (ii) is held by a non-employee director of the Company (each, a “Cashed-Out Company RSU”), whether or not vested, will be canceled and converted into the right to receive a cash amount equal to the product of the number of Company Shares subject to such Company RSU and the Per Share Merger Consideration;

•

each Company RSU that is outstanding immediately prior to the Effective Time and is not a Cashed-Out Company RSU (each, an “Assumed RSU”), will be assumed by NVIDIA and converted into an NVIDIA restricted stock unit having substantially the same terms and conditions as the Assumed RSU, including vesting schedule and payment timing, but entitling the holder to a number of NVIDIA common shares equal to the product of the number of Company Shares that were issuable with respect to the Assumed RSU immediately prior to the Effective Time multiplied by a fraction (such ratio, the “Exchange Ratio”), the numerator of which is the Per Share Merger Consideration and the denominator of which is the volume weighted average price for a common share of NVIDIA on NASDAQ, calculated based on the ten consecutive trading days ending on the third complete trading day prior to (and excluding) the closing date of the Merger; and

•

the number of shares subject to each Company performance share unit award (a “Company PSU”) that is outstanding immediately prior to the Effective Time will be determined by the board of directors of the Company, as reasonably agreed to by Parent, as the greater of (i) the target number of Company PSUs set forth in the applicable grant notice and (ii) a number of shares determined based on the Company’s actual achievement of the applicable performance goals as of the date of the closing of the Merger (such final amount, the “Performance Satisfied PSUs”). The Performance Satisfied PSUs will be assumed by NVIDIA and converted into an NVIDIA restricted stock unit having substantially the same terms and conditions as the Company PSU, other than performance goals, but entitling the holder to a number of NVIDIA common shares equal to the product of the number of Company Shares that were issuable with respect to the Performance Satisfied PSUs multiplied by the Exchange Ratio.

Covenants, Representations and Warranties. Each of the Company, Parent and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. The Company has made covenants, among others, relating to the conduct of its business prior to the closing of the Merger, including with respect to making acquisitions or conducting divestitures, incurring debt, making capital expenditures, certain litigation matters, and restrictions on employee compensation. Parent has also, subject to certain exceptions, agreed to provide Company employees continuing with Parent after the Merger with salaries, wages, incentives and benefits that are no less favorable than the benefits package provided to such employees prior to the Effective Time.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company, its subsidiaries and their representatives from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions relating to proposals that would reasonably be expected to lead to a superior proposal (as described in the Merger Agreement).

Each of the Company, NVIDIA, Parent and Merger Sub have agreed in the Merger Agreement to use their reasonable best efforts to obtain all required governmental and regulatory consents and approvals; provided, however, that, other than certain stipulated actions, neither NVIDIA nor any of its subsidiaries is required to make any divestiture or accept any behavioral remedy (a) that would reasonably be anticipated to have a material adverse impact on the business of the Company and its subsidiaries taken as a whole following the Merger, (b) with respect to the Company’s technology that is core to the benefits that NVIDIA expects to receive from the Merger, and include InfiniBand and RDMA technology, or (c) with respect to the assets, properties or business of NVIDIA or its subsidiaries (other than, after the Effective Time, the Company and its subsidiaries).

Conditions to Merger. The closing of the Merger is subject to certain conditions, including, among others, (a) approval of the Merger Agreement by the holders of at least a majority of the outstanding voting power of the Company, (b) the absence of certain laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit the consummation of the Merger, (c) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, receipt of any applicable clearance or affirmative approval by the Anti-Monopoly Bureau of the State Administration for Market Regulation in the People’s Republic of China and expiration of any mandatory waiting period related thereto, and receipt of any other specified antitrust approvals in specified jurisdictions, (d) the passage of the statutory waiting periods following the filing of a merger proposal with the Registrar of Companies of the State of Israel, (e) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of the Company and Parent and compliance in all material respects by the Company, Parent and Merger Sub with their respective covenants contained in the Merger Agreement, and (f) the absence of a material adverse effect on the Company’s business from the date of the Merger Agreement. Consummation of the Merger is not subject to a financing condition.

Termination Rights. The Merger Agreement contains certain customary termination rights by either the Company or Parent, including if the Merger is not consummated by December 10, 2019, subject to two (2) three-month extensions in order to obtain required regulatory approvals.

If the Merger Agreement is terminated under certain circumstances, including termination by the Company to enter into a superior proposal, a termination by Parent following an adverse recommendation change of the Company’s board of directors or a termination by Parent as a result of a willful material breach of the Merger Agreement’s no-solicitation obligations by the Company, the Company will be obligated to pay to Parent a termination fee equal to $225 million in cash. If the Merger Agreement is terminated under certain circumstances involving the failure to obtain certain regulatory approvals, Parent will be obligated to pay the Company a termination fee equal to $350 million in cash.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreement

Simultaneously with the execution and delivery of the Merger Agreement, the Chief Executive Officer of the Company (the “CEO”), in his capacity as a shareholder of the Company, and his affiliated entity have entered into a Voting Agreement with Parent (the “Voting Agreement”), pursuant to which the CEO has agreed, among other things, to vote his beneficially owned ordinary shares of the Company in favor of the approval of the Merger Agreement, against any competing proposal and against any action or agreement that is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger.

The CEO currently beneficially owns an aggregate of 3.4% of the outstanding ordinary shares of the Company. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1, and is incorporated into this report by reference.

Item 7.01.	Regulation FD Disclosure.

On March 11, 2019, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Mellanox and Parent. In connection with the proposed transaction, Mellanox plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. Mellanox may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. BEFORE MAKING ANY VOTING DECISION, MELLANOX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY MELLANOX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders may obtain a free copy of the proxy statement and other documents Mellanox files with the SEC (when available) through the website maintained by the SEC at www.sec.gov, at Mellanox’s Investor Relations website ir.mellanox.com or by writing to Mellanox, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com.

Participants in the Solicitation

Mellanox and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Mellanox’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Mellanox’s directors and executive officers in Mellanox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Mellanox’s investor relations website at ir.mellanox.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, Mellanox’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Mellanox’s business and the price of the ordinary shares of Mellanox, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Mellanox’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in Mellanox’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Mellanox undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 10, 2019, by and between NVIDIA Corporation, NVIDIA International Holdings, Inc., Teal Barvaz Ltd. and Mellanox Technologies, Ltd. (filed herewith)*

10.1	Voting Agreement, dated as of March 10, 2019, by and between Eyal Waldman and NVIDIA International Holdings, Inc. (filed herewith)

99.1	Joint Press Release, dated March 11, 2019 (furnished herewith)

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2019	MELLANOX TECHNOLOGIES, LTD

	By:	/s/ Doug Ahrens
	Name:	Doug Ahrens
	Title:	Chief Financial Officer (Principal Financial Officer)